Exhibit 99.2

Statement Under Oath of Principal Executive Officer Regarding Facts and
Circumstances Relating to Exchange Act Filings.

I, Timothy M. Donahue, President and Chief Executive Officer of Nextel Communications, Inc., state and attest that:

(1)	To the best of my knowledge, based upon a review of the covered reports of Nextel Communications, Inc., and, except as corrected or supplemented in a subsequent covered report:

•	no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

•	no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2)	I have reviewed the contents of this statement with the Company’s audit committtee.

(3)	In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:

•	2001 Annual Report on Form 10-K filed with the Commission on March 29, 2002 of Nextel Communications, Inc;

•	all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Nextel Communications, Inc., filed with the Commission subsequent to the filing of the Form 10-K identified above; and

•	any amendments to any of the foregoing.

/s/ Timothy M. Donahue Timothy M. Donahue Date: August 14, 2002	County of Fairfax Commonwealth of Virginia Subscribed and sworn to before me this 14th day of August 2002. /s/ Linda Hoisington Notary Public My Commission expires July 31, 2006

Statement Under Oath of Principal Financial Officer Regarding Facts and
Circumstances Relating to Exchange Act Filings.

I, Paul N. Saleh, Executive Vice President and Chief Financial Officer of Nextel Communications, Inc., state and attest that:

(1)	To the best of my knowledge, based upon a review of the covered reports of Nextel Communications, Inc., and, except as corrected or supplemented in a subsequent covered report:

•	no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

•	no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2)	I have reviewed the contents of this statement with the Company’s audit committee.

(3)	In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:

•	2001 Annual Report on Form 10-K filed with the Commission on March 29, 2002 of Nextel Communications, Inc;

•	all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Nextel Communications, Inc., filed with the Commission subsequent to the filing of the Form 10-K identified above; and

•	any amendments to any of the foregoing.

/s/ Paul N. Saleh Paul N. Saleh Date: August 14, 2002	County of Fairfax Commonwealth of Virginia Subscribed and sworn to before me this 14th day of August 2002. /s/ Linda Hoisington Notary Public My Commission expires July 31, 2006